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                                                                   EXHIBIT 10.10


                                   AMENDMENT
                                       TO
                       MANAGEMENT AND CONSULTING AGREEMENT


    AMENDMENT TO MANAGEMENT AND CONSULTING AGREEMENT (this "Amendment") made this 24th day of November, 1997 by and between Oxford Automotive, Inc., a Michigan corporation the ("Company"), and The Oxford Investment Group, Inc., a Michigan corporation ("Consultant").

    A. Consultant and the Company entered into a Management and Consultant Agreement dated June 24, 1997 (the "Agreement").

    B. Since entering into the Agreement, the parties negotiated and agreed to certain changes to the Agreement set forth herein.

    NOW, THEREFORE, the Company and Consultant, in consideration of the premises, agreements and covenants contained herein, hereby agree to the following modifications of the Agreement:

    1. All references to capitalized terms contained herein which are not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

    2. Section 11(d) of the Agreement is amended and restated as follows:

    "(d) Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all other agreements or arrangements, oral and written, between the parties hereto relating to the matters set forth herein. No representations, inducement, agreement, amendment, promise or understanding will have any force or effect unless the same is in writing and validly executed by the parties hereto. Notwithstanding the forgoing, Schedule A may be modified from time to time by Consultant to reflect any additional Marks that shall be subject to this Agreement and the registrations (and applications therefor) relating to such Marks."

    3. Except as specifically amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. This Amendment shall govern in the event that there is a conflict between the Agreement and this Amendment.




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    IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.




                                      OXFORD AUTOMOTIVE, INC.




                                      By: Steven M. Abelman
                                          ----------------------------

                                      Its: President
                                           ---------------------------





STATE OF MICHIGAN  )
            ) SS.
COUNTY OF OAKLAND  )

    On this 3rd day of December, 1997, before me, a Notary Public in and for said County, the foregoing instrument was executed by Steven M. Abelman, the President of, Oxford Automotive, Inc. a Michigan corporation, on behalf of said corporation.



                                      Kelly M. Kotsull
                                      --------------------------------

                                      Notary Public, Oakland County, Michigan
                                      My Commission Expires:
                                                            ----------


                                             KELLY M. KOTSULL
                                      NOTARY PUBLIC - OAKLAND COUNTY, MI
                                        MY COMMISSION EXPIRES 09/06/00







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                                      THE OXFORD INVESTMENT GROUP, INC.


                                      By: Selwyn Isakow
                                          ----------------------------

                                      Its: Chairman
                                           ---------------------------





STATE OF MICHIGAN  )
            ) SS.
COUNTY OF  OAKLAND  )

    On this 3 day of December, 1997, before me, a Notary Public in and for said County, the foregoing instrument was acknowledged by Selwyn Isakow, the Chairman, of The Oxford Investment Group, Inc., a Michigan corporation, on behalf of said corporation.



                                      Kelly M. Kotsull
                                      --------------------------------

                                      Notary Public, Oakland County, Michigan
                                      My Commission Expires:
                                                            ----------

                                             KELLY M. KOTSULL
                                      NOTARY PUBLIC - OAKLAND COUNTY, MI
                                        MY COMMISSION EXPIRES 09/06/00





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